Exhibit 10.2

FIRST AMENDMENT TO FORBEARANCE AGREEMENT

FIRST AMENDMENT TO FORBEARANCE AGREEMENT, dated as of December 31, 2009 (the “Amendment”), with respect to the Term Loan and Security Agreement dated as of November 19, 2008 by and among CAPITAL GROWTH SYSTEMS, INC., d/b/a Global Capacity, a Florida corporation (“Parent”), GLOBAL CAPACITY GROUP, INC., a Texas corporation (“GCG”), CENTREPATH, INC., a Delaware corporation (“Centrepath”), 20/20 TECHNOLOGIES, INC., a Delaware corporation (“20/20 Inc.”), 20/20 TECHNOLOGIES I, LLC, a Delaware limited liability company (“20/20 LLC”), NEXVU TECHNOLOGIES, LLC, a Delaware limited liability company (“Nexvu”), CAPITAL GROWTH ACQUISITION, INC., a Delaware corporation (“CG Acquisition”), FNS 2007, INC., a Delaware corporation (“FNS”), GLOBAL CAPACITY DIRECT, LLC f/k/a VANCO DIRECT USA, LLC, a Delaware limited liability company (“GCD”), and MAGENTA NETLOGIC LIMITED, a company incorporated under the laws of England and Wales (“Magenta”; Parent, GCG, Centrepath, 20/20 Inc., 20/20 LLC, Nexvu, CG Acquisition, FNS, GCD and Magenta each referred to herein individually as a “Borrower” and collectively as the “Borrowers”), ACF CGS, L.L.C., a Delaware limited liability company, as administrative agent (the “Agent”), and the lenders party thereto from time to time (as amended, modified and/or restated from time to time, the “Loan Agreement”; all capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Loan Agreement).

WHEREAS, the Borrowers, the Agent and the Required Lenders entered into that certain Forbearance Agreement dated as of December 22, 2009 (the “Forbearance Agreement”); and

WHEREAS, the Borrowers have requested that the Agent and the Lenders amend certain terms of the Forbearance Agreement; and

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Existing Definitions. All capitalized terms used and not otherwise defined herein shall have their respective meanings as set forth in the Forbearance Agreement.

2. Amendments.

(a) Section 1(b) of the Forbearance Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(b) Forbearance. Subject to all of the terms and conditions set forth herein, the Agent and the Lenders agree to forbear from exercising their respective rights and remedies under the Loan Agreement and the other Loan Documents that are based solely on the occurrence of the Specified Defaults until that date (the “Forbearance Termination Date”; the period from the Effective Date (as hereinafter defined) through the Forbearance Termination Date being the “Forbearance Period”)) which is the earliest to occur of the following: (1) the date on which any Default other than (i) the Specified

Defaults occurs; or (ii) the Borrowers failure to comply with Item 19(a) of the Addendum to the Loan Agreement; (2) the failure of any Borrower to comply with any term set forth in this Agreement, including, without limitation, the undertakings set forth in Section 2 hereof; (3) the date that any Borrower joins in, assists, cooperates or participates as an adverse party or adverse witness in any suit or other proceeding against the Agent, any Lender, or any affiliate of any of the foregoing relating to any Obligations or any amounts owing hereunder, under the Loan Agreement or under any other Loan Document or in connection with or related to any of the transactions contemplated by the Loan Agreement or any of the other Loan Documents, including this Agreement and any documents, agreements or instruments executed in connection with this Agreement; (4) the date any third party exercises any right or remedy it may have as a result of any of the Specified Defaults or any of the events or omissions that constitute the Specified Defaults (including, without limitation and in any event, accelerating the payment of any Indebtedness, declaring an “event of default”, exercising default remedies with respect to any collateral security); or (5) 12:01 A.M. (New York time) on February 22, 2010. On and after the Forbearance Termination Date, the Agent and each of the Lenders may proceed, without any requirement for notice to the Borrowers or any other obligor, to enforce any or all of their rights and remedies under or in respect of this Agreement, the Loan Agreement, any of the other Loan Documents or applicable law, including, without limitation, the right to require that the Borrowers repay immediately any amounts then owing under the Loan Agreement and the other Loan Documents.”

(b) Section 2(f) of the Forbearance Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(f) Attached hereto as Exhibit A is an updated Vendor Payment Plan Budget approved by Agent which shall be effective for the testing period ending December 18, 2009 through the testing period ending on February 19, 2010.”

(c) Section 2(g) of the Forbearance Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(g) On or before December 31, 2009, the Borrowers shall enter into a definitive transaction that will result in a mandatory pay down of the Term Loan in an amount not less than $4,000,000 (the terms and conditions of such transaction subject to the sole and absolute satisfaction of the Agent).”

(d) Section 2(h) of the Forbearance Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(h) In consideration of Agent and the Lenders entering into this Agreement, Borrowers hereby agree to pay to Agent, for the account of the Lenders, Default Interest accruing from and after November 6, 2009 through February 22, 2010 in the amount of $111,266.00 (the “Default Interest Payment Amount”), which amount shall be paid in cash simultaneously with the execution of this Agreement, and shall be non-refundable. During the Forbearance Period PIK Interest shall continue to accrue and shall not be payable in cash unless and until demanded to be paid in cash by the Agent.”

(e) Section 2 of the Forbearance Agreement is hereby amended by the addition of the following subsection section (i):

“(i) The Borrowers agree that from and after the Effective Date Section 2(c)(iv) of the Loan Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(iv) No later than two (2) Business Days following the receipt by any Borrower of any BT receivable Payment, Borrowers shall prepay the outstanding principal amount of the Obligations in an amount equal to one hundred percent (100%) of the BT Receivable Payment received by such Person. A payment hereunder shall not constitute a prepayment for purposes of any fees payable under Item 5 of the Addendum.”

(f) Section 2 of the Forbearance Agreement is hereby amended by the addition of the following subsection section (j):

“(j) The Borrowers agree that on the date the “Initial Closing” shall occur under that certain Asset Purchase Agreement by and among Parent, GCG, GCD, and Global Telecom & Technology Americas, Inc. dated on or about December 30, 2009 (the “GTT Purchase Agreement”), the Borrowers shall make a mandatory pay down of the Term Loan in an amount not less than $4,000,000.”

(g) Section 2 of the Forbearance Agreement is hereby amended by the addition of the following subsection section (k):

“(k) On or before January 7, 2010, the Borrowers shall deliver consent letters countersigned by the applicable service provider, in form and substance to the sole and absolute satisfaction of the Agent, evidencing that all cash obligations of Sellers (as defined in the GTT Purchase Agreement) for fees and expenses incurred in connection with the transactions contemplated in the GTT Purchase Agreement (including all associated brokerage fees), in no event shall exceed $500,000 in the aggregate for such fees and expenses.”

3. Conditions Precedent.

This Amendment shall become effective on the date (the “Effective Date”) upon which the following conditions have been satisfied in full or waived by the Agent in writing:

(a) The Agent shall have received an executed counterpart of this Amendment duly executed by the Borrowers, the Agent and each of the Required Lenders;

(b) All representations and warranties contained in this Amendment or otherwise made in writing to the Agent in connection herewith shall be true and correct;

(c) As of the date all other conditions in this Section 3 are satisfied, no Default (other than the Specified Defaults) shall have occurred and be continuing;

(d) The Borrowers shall have obtained all necessary equity holder and board approvals and consents;

(e) All legal matters in connection with this Amendment shall be satisfactory to the Agent; and

(f) Borrowers shall have paid in full the Default Interest Payment Amount.

4. Representations and Warranties. After giving effect to this Amendment, each of the Borrowers, jointly and severally, reaffirm and restate the representations and warranties set forth in Section 4 of the Loan Agreement and in the other Loan Documents (except to the extent such representations and warranties (i) expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and (ii) are untrue as a result of the occurrence or continuance of any of the Specified Defaults) and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date. Each of the Borrowers represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agent and the Lenders that:

(b) It has the power and authority to execute, deliver and carry out the terms and provisions of this Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Amendment and the transactions contemplated hereby;

(c) No consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment;

(d) This Amendment has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

(e) The execution, delivery and performance of this Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under, any contractual obligation of any Borrower.

5. Acknowledgment of Liens. Each of the Borrowers hereby ratifies and confirms the grant of the security interest in and the Liens on its Collateral contained in the Loan Documents to which it is a party which were granted pursuant to the Loan Documents or otherwise.

6. Ratification; Waiver of Defenses; and Release.

(a) Except as herein agreed, the Loan Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Borrowers. Each of the Borrowers hereby (i) confirms and agrees that the Borrowers are truly and justly indebted to the Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever; and (ii) reaffirms and admits the validity and enforceability of the Loan Agreement and the other Loan Documents.

(b) Each of the Borrowers, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Lender and all of the affiliates of the Agent and each Lender, and all of the directors, officers, employees, attorneys, agents, successors and assigns of the Agent, each Lender and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to any of the Loan Documents or any documents, agreements, dealings or other matters connected with any of the Loan Documents, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, any actions, dealings or matters occurring on or prior to the date hereof. The waivers, releases, and discharges in this Section 6 shall be effective on the Effective Date regardless of whether any post-Effective Date conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the date hereof.

(c) This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Loan Agreement, the other Loan Documents or any of the instruments or agreements referred to therein or a waiver of any Default (including, without limitation, the Specified Defaults), whether or not known to the Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Agent or any of the Lenders may now have or have in the future under or in connection with the Loan Agreement, the other Loan Documents or any of the instruments or agreements referred to therein. Subject to the forbearance in respect of the Specified Defaults set forth in Section 1(b) above, the Loan Agreement, the other Loan Documents and each of the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed.

(d) Parent and Borrowers expressly acknowledge the occurrence and continued existence of the Specified Defaults. Parent and Borrowers agree that Agent and Lenders have no obligation (i) to grant the forbearance contemplated by this Amendment, (ii) to enter into discussions with Parent and Borrowers with regard to waiving the Specified Defaults and/or modifying the financial covenants set forth in the Loan Agreement, or (iii) to enter into any amendment or modification of the terms and provisions of the Loan Agreement or the other Loan Documents, and any of the same shall be within the sole discretion of the Agent and the Lenders. Parent and Borrowers expressly acknowledge and agree, as a condition of Agent and Lenders entering into this Amendment, that they shall not raise any claim, cause of action or defense based upon any allegations of failure of Agent and Lenders to do or agree to do any of the foregoing, or failure of Agent or Lenders to negotiate in good faith to accomplish any of the same.

7. References. All references to the “Loan Agreement”, “thereunder”, “thereof” or words of like import in the Loan Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean and be a reference to the Loan Agreement and as each may in the future be amended, restated, supplemented or modified from time to time.

8. Counterparts. This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic transmission (in pdf format) shall be effective as delivery of a manually executed counterpart of this Amendment.

9. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Severability. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

11. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

12. Miscellaneous. The parties hereto shall, at any time from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.

13. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the Borrowers, the Agent and the Lenders have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CAPITAL GROWTH SYSTEMS, INC.

By:
Name:
Title:

GLOBAL CAPACITY GROUP, INC.

By:
Name:
Title:

CENTREPATH, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES, INC.

By:
Name:
Title:

20/20 TECHNOLOGIES I, LLC

By:
Name:
Title:

NEXVU TECHNOLOGIES, LLC

By:
Name:
Title:

CAPITAL GROWTH ACQUISITION, INC.

By:
Name:
Title:

FNS 2007, INC.

By:
Name:
Title:

GLOBAL CAPACITY DIRECT, LLC f/k/a VANCO DIRECT USA, LLC

By:
Name:
Title:

MAGENTA NETLOGIC LIMITED

By:
Name:
Title:

AGENT and REQUIRED LENDER:
ACF CGS, L.L.C.

By:
Name:
Title:

EXHIBIT A

Updated Vendor Payment Plan Budget